Securities Act File No. 33-73140


                         PILGRIM VARIABLE PRODUCTS TRUST

     Supplement dated August 1, 2001 to the Class S Prospectus dated May 1, 2001

1.   CHANGE IN SUB-ADVISER FOR PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO

     Effective August 1, 2001, Aeltus Investment Management, Inc. became the sub-adviser to the Pilgrim Research Enhanced Index Portfolio.

     The information under "Management of the Portfolios -- Sub-Advisers -- Research Enhanced Index Portfolio" on page 38 of the Prospectus is replaced with the following text:

     Aeltus Investment Management, Inc. ("Aeltus") serves as Sub-Adviser to the Pilgrim VP Research Enhanced Index Portfolio. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING Pilgrim. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of June 30, 2001, Aeltus managed over $41 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

     Hugh T. M. Whelan and Douglas E. Cote share the responsibility for the day-to-day management of the Pilgrim VP Research Enhanced Index Portfolio.

     Mr. Whelan has served as co-manager of the Portfolio since August 1, 2001. At Aeltus, he has served as a quantitative equity analyst since 1999.
     Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities since 1994.

     Mr. Cote has served as co-manager of the Portfolio since August 1, 2001. At Aeltus, Mr. Cote has served as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

2. CHANGES IN INVESTMENT STRATEGIES OF PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO

     Effective August 1, 2001, the disclosure on page 4 of the Prospectus under "Investment Strategy" is deleted in its entirety and replaced with the following disclosure:

     The Portfolio invests at least 80% of its net assets in stocks included in the Standard & Poor's Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
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     In managing the Portfolio,  the portfolio  managers  attempt to achieve the investment objective by overweighting those stocks in the S&P 500 Index that the portfolio managers believe will outperform the index, and underweighting (or avoiding altogether) those stocks that the portfolio
     managers  believe  will   underperform  the  index.  In  determining  stock
     weightings, the portfolio managers use internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the portfolio managers generally include in the Portfolio approximately 400 of the stocks included in the S&P 500 Index. Although the Portfolio will not hold all the stocks in the S&P 500 Index, the portfolio managers expect that there will be a close correlation between the performance of the Portfolio and that of the S&P 500 Index in both rising
     and  falling   markets,   as  the   Portfolio  is  designed  to  have  risk
     characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

     The Portfolio may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index options and futures on the S&P 500 Index).

3. CHANGE IN INVESTMENT TECHNIQUES FOR PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO

     On May 9, 2001, the Board of Trustees of the Pilgrim Variable Products Trust approved the revision of the non-fundamental investment strategies of the Research Enhanced Index Portfolio to permit the Portfolio to engage in stock index futures transactions. The discussion under "More Information About Risks -- Derivatives" on page 43 of the Prospectus is applicable to the Portfolio.

4.   CHANGE IN PORTFOLIO MANAGERS FOR PILGRIM VP MAGNACAP PORTFOLIO

     Effective June 18, 2001, the following disclosure replaces the disclosure under "Management of the Portfolios -- MagnaCap Portfolios" on page 36 of the
Prospectus:

     Thomas Jackson, Senior Vice President and Senior Portfolio Manager for value equity strategies at ING Pilgrim, has served as Portfolio Manager of MagnaCap Portfolio since June 2001. Prior to joining ING Pilgrim in June 2001, Mr. Jackson was a Managing Director at Prudential Investments (April 1990 through December 2000). Prior to April 1990, Mr. Jackson was Co-Chief Investment Officer and Managing Director at Century Capital Associates and Red Oak Advisors Inc.

     Howard Kornblue, Senior Vice President and Senior Portfolio Manager for ING Pilgrim, has served as Auxiliary Portfolio Manager of MagnaCap Portfolio since June 2001. From January 2001 to present, Mr. Kornblue has served as Director of Value Strategies at ING Pilgrim. Mr. Kornblue served as Portfolio Manager of MagnaCap Portfolio from 1989 until March 2001.

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